UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 17, 2010

BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable
____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On February 17, 2010, Barnes & Noble, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Rights Agreement dated as of November 17, 2009 (the “Rights Agreement”), between the Company and Mellon Investor Services LLC, as rights agent.  The Rights Agreement pertains to those certain contingent rights to purchase Series I preferred stock, par value $0.001 per share, of the Company.

The Amendment was undertaken to eliminate a possible ambiguity in the Rights Agreement.  The Amendment modifies the definition of “Acquiring Person” in the Rights Agreement to impose revised restrictions on Specified Persons who receive common stock of the Company from any person who, alone or together with all its affiliates and associates, beneficially owned more than 20% of the Company’s common stock as of November 17, 2009 (an “Excluded Person”). The revised restrictions vary depending on the amount of common stock transferred by the Excluded Person to a Specified Person, but they generally require the recipient Specified Person’s ownership of common stock to be limited to the greater of 20% of outstanding shares or the number of shares received from the Excluded Person, and include disposition and voting requirements in order to effectuate this ownership cap. The “Specified Persons” subject to the revised restrictions include the immediate family members and certain related trusts, executors and trustees of an Excluded Person.

The foregoing summary of the Amendment is a general description only, does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is attached as Exhibit 4.1 hereto and incorporated by reference herein.

Item 3.03.              Material Modification to Rights of Security Holders

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01.              Financial Statements and Exhibits

(d)           The following exhibit is filed as a part of this Report.

Exhibit No.	Description
4.1	First Amendment dated as of February 17, 2010, to the Rights Agreement dated as of November 17, 2009, between Barnes & Noble, Inc. and Mellon Investor Services LLC, as rights agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.

Date: February 17, 2010	By:	/s/ Joseph J. Lombardi
Name: Joseph J. Lombardi
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1	First Amendment dated as of February 17, 2010, to the Rights Agreement dated as of November 17, 2009, between Barnes & Noble, Inc. and Mellon Investor Services LLC, as rights agent.